UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: November 29, 2010
DOLE FOOD COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dole Drive
Westlake Village, California 91362
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 29, 2010, Dole Food Company, Inc. (“Dole”) made grants to, among others, certain of its named executive officers, under the Dole Food Company, Inc. 2009 Stock Incentive Plan. The grants to named executive officers were issued pursuant to Forms of Non-Qualified Stock Option Agreement, Restricted Stock Agreement and Performance Share Agreement attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively. The Forms of Non-Qualified Stock Option Agreement and Restricted Stock Agreement are substantially similar to the corresponding forms previously filed with the Commission. The performance share grants are a form of incentive grant, pursuant to which certain senior executives of Dole and its subsidiaries have an opportunity to be issued shares of Dole common stock following the end of the three year period containing years 2011 through 2013; the number of shares to be issued (if any) at such time to a particular senior executive will be determined based on the performance of Dole with respect to a net debt reduction metric that is in the process of being specified. The number of shares that actually will be issued following the end of the three year period will range from 0% to 200% of the target number of shares for such senior executive. No voting rights attach to the performance share grants. The number of non-qualified stock options and restricted shares, and the target number of performance shares, granted to Dole’s named executive officers are as follows: Mr. Murdock: 0. Mr. DeLorenzo: 255,000 non-qualified stock options; 42,500 shares of restricted stock; and 42,500 target performance shares. Mr. Carter: 100,000 non-qualified stock options; 16,667 shares of restricted stock; and 16,667 target performance shares. Mr. Tesoriero: 100,000 non-qualified stock options; 16,667 shares of restricted stock; and 16,667 target performance shares.
Section 9. Financial Statement and Exhibits

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits:
10.1*	Form of Non-Qualified Stock Option Agreement under the Dole Food Company, Inc. 2009 Stock Incentive Plan.

10.2*	Form of Restricted Stock Agreement under the Dole Food Company, Inc. 2009 Stock Incentive Plan.

10.3*	Form of Performance Share Agreement under the Dole Food Company, Inc. 2009 Stock Incentive Plan.

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

December 3, 2010	Dole Food Company, Inc. Registrant
	By:	/s/ Joseph S. Tesoriero
Joseph S. Tesoriero
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1*	Form of Non-Qualified Stock Option Agreement under the Dole Food Company, Inc. 2009 Stock Incentive Plan.
10.2*	Form of Restricted Stock Agreement under the Dole Food Company, Inc. 2009 Stock Incentive Plan.
10.3*	Form of Performance Share Agreement under the Dole Food Company, Inc. 2009 Stock Incentive Plan.

*	Filed herewith

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